UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: June 29, 2007

COMCAM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

1-15165 (Commission File Number)	98-0208402 (IRS Employer Identification Number)

Don Gilbreath, Chief Executive Officer

1140 McDermott Drive, Suite 200, West Chester, Pennsylvania 19380

(Address of principal executive offices)

(610) 436-8089
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

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On June 29, 2007, ComCam, Inc. (“Company”) authorized the issuance of five million five hundred and eighty one thousand five hundred (5,581,500) shares of restricted common stock to twenty one (21) individuals and one (1) entity in exchange for the cancellation of five million five hundred and eighty one thousand five hundred (5,581,500) shares of Series A preferred stock, the holders of which elected to exercise their right to convert their Series A preferred stock to common pursuant to the Amended and Restated Certificate of Designation, the Number, Powers, Preferences, Qualifications and Other Distinguishing Characteristics of Series A Preferred Stock of ComCam, Inc., dated October 31, 2005. The shares of common stock were issued pursuant to the applicable exemptions from registration provided by Section 4(2), Regulation D and Regulation S of the Securities Act of 1933, as amended (“Act”) to the following individuals and sole entity:

NAME	PREFERRED	COMMON	EXEMPTION
Don Gilbreath	4,000,000	4,000,000	4(2)/Reg D
Robert Betty	200,000	200,000	4(2)/Reg D
Albert White	200,000	200,000	4(2)/Reg D
Bob Emmet	12,500	12,500	4(2)/Reg D
Alfred Duncan	14,500	14,500	4(2)/Reg D
David Rosen	25,000	25,000	4(2)/Reg D
Louise Carroll	25,000	25,000	4(2)/Reg D
Nick Largent	47,000	47,000	4(2)/Reg D
Carolyn Scheppner	30,000	30,000	4(2)/Reg D
Michael Rivers	50,000	50,000	4(2)/Reg D
Andy Finkel	17,500	17,500	4(2)/Reg D
Steve Kreckman	10,000	10,000	4(2)/Reg D
Nolan Bushnell	200,000	200,000	4(2)/Reg D
Ruairidh Campbell	100,000	100,000	4(2)/Reg D
Charlie Mark	50,000	50,000	4(2)/Reg D
Fridolin Voegeli	50,000	50,000	4(2)/Reg S
Ken Takehana	50,000	50,000	4(2)/Reg S
Javelin Advisory Group	425,000	425,000	4(2)/Reg D
Andrew Beyer	25,000	25,000	4(2)/Reg D
Trisha Bollman	25,000	25,000	4(2)/Reg D
Lisa Martinez	10,000	10,000	4(2)/Reg D
Kenneth Wiedrich	15,000	15,000	4(2)/Reg D

The Company complied with the requirements of Section 4(2) of the Act based on the following factors: (1) the issuances are isolated private transactions by Company which did not involve a public offering; (2) there are a limited number of offerees who exchanged shares of Series A Preferred stock for common stock; (3) the offerees stated an intention not to resell the stock and continue to hold the stock; (4) there have been no subsequent or contemporaneous public offerings of the stock; (5) the stock has not been broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the respective offerees and Company.

The Company complied with the requirements of Regulation D, Rule 506 of the Act by offering the common shares to fewer than thirty-five "non-accredited investors.”

The Company complied with the requirements of Regulation S of the Act by having directed no selling efforts in the United States, by selling only to offerees who were outside the United States at the time of the offering, and ensuring that the entities to whom the common shares were issued and authorized were non-U.S. persons with addresses in foreign countries.

Regulation S of the Act provides generally that any offer or sale that occurs outside of the United States is exempt from the registration requirements of the Act, provided that certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (the “issuer safe harbor”), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates (except certain officers and directors), and persons acting on behalf of any of the forgoing (the “resale safe harbor”). An offer, sale or resale of securities that satisfied all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation S. The distribution compliance period for shares sold in reliance on Regulation S is one year.

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SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ComCam, Inc.

Signature	Date

By: /s/ Don Gilbreath	July 13, 2007

Name: Don Gilbreath

Title:	Chief Executive Officer

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